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                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT

            This AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, dated as of October 27, 2004, among Amkor Technology, Inc. a Delaware corporation (the "Borrower"), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of June 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuers party thereto (collectively the "Issuers"), Citigroup Global Markets, Inc. ("CGMI"), as sole lead arranger and sole bookrunner, Citicorp North America, Inc., as administrative agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank, as syndication agent, Merrill Lynch Capital Corporation ("Merrill Lynch"), as documentation agent, and J.P. Morgan Securities Inc. and Merrill Lynch, as arrangers.

                              W I T N E S S E T H:

            WHEREAS, the parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined;

            WHEREAS, the Borrower intends to borrow $300,000,000 under a second lien senior term loan facility (the "Second Lien Credit Agreement") among the Borrower, the lenders party thereto (the "Second Lien Lenders"), CNAI, as administrative agent (in such capacity, the "Second Lien Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Second Lien Lenders, and to use the proceeds of such borrowing for general corporate purposes of the Borrower, including operating expenses of the Borrower and its Subsidiaries, working capital, acquisitions and other investments;

            WHEREAS, the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth to, among other things, permit the Indebtedness to be incurred under the second lien senior term loan facility; and

            NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

            SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

            (a) AMENDMENTS TO ARTICLE I (DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS).

                  (i) The following new definitions are inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

                  "AT Korea" means Amkor Technology Korea, Inc., an indirect wholly-owned Subsidiary of the Borrower.

                  "AT Korea Bonds" means $385,000,000 of bonds issued by AT Korea to the Borrower on May 11, 1999 and $625,000,000 of bonds issued by AT Korea to the Borrower on May 2, 2000 of which $385,000,000 and $425,000,000, respectively, is outstanding as of October 27, 2004.

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                  "Collateral Agent" has the meaning specified in the
      Intercreditor Agreement.

                  "Deposit Account" has the meaning given to such term in the UCC.

                  "Deposit Account Control Agreement" has the meaning specified in the Pledge and Security Agreement.

                  "Intercreditor Agreement" means the intercreditor agreement, substantially in the form of Exhibit J (Form of Intercreditor Agreement) executed by the Administrative Agent, the Collateral Agent, the Second Lien Agent, the Borrower and each Subsidiary Guarantor.

                  "Korean Collateral Documents" means (a) the Korean law securities Pledge Agreement dated as of October 27, 2004, among the Borrower and the Administrative Agent, granting a Lien on the AT Korea Bonds in favor of the Administrative Agent and (b) each guarantee of the AT Korea Bonds executed by each Subsidiary of the Borrower from time to time.

                  "Second Lien Agent" means the Administrative Agent as defined in the Second Lien Credit Agreement.

                  "Second Lien Credit Agreement" means the Second Lien Credit Agreement dated as of October 27, 2004, among the Borrower, the lenders party thereto, CNAI, as administrative agent , the Collateral Agent, CGMI, as sole lead arranger, and CGMI, J.P. Morgan Securities Inc. and Merrill Lynch Capital Corporation, as joint bookrunners.

                  (ii) The definition of "Collateral Documents" is hereby amended and restated in its entirety to read as follows:

                  "Collateral Documents" means the Pledge and Security Agreement, the Cayman Share Mortgage, the Mortgages, the Deposit Account Control Agreements, the Securities Account Control Agreements, the Korean Collateral Documents, the Intercreditor Agreement and any other document executed and delivered by a Loan Party granting or perfecting a Lien on any of its property to secure payment of the Secured Obligations.

                  (iii) The definition of "Related Documents" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Related Documents" means the Second Lien Credit Agreement, the Intercreditor Agreement, the Indentures and each other document and instrument executed with respect thereto.

            (b) AMENDMENTS TO ARTICLE IV (REPRESENTATIONS AND WARRANTIES).

                  (i) Section 4.6 (Litigation) of the Credit Agreement is hereby amended by (x) deleting in its entirety the phrase "other than those" in the fourth line thereof and (y) deleting in its entirety the word "not" immediately before the phrase "reasonably be expected" in the fourth line thereof.

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            (c) AMENDMENTS TO ARTICLE VII (NEGATIVE COVENANTS).

                  (i) Section 7.1 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (k), renaming clause (l) as clause (m) and inserting a new clause (l) immediately after clause
(k) thereof to read in its entirety as follows:

                  "(l) Indebtedness incurred under the Second Lien Credit Agreement and the other Loan Documents (as defined therein); and"

                  (ii) Section 7.2 (Liens, Etc.) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e), renaming clause (f) as clause (g) and inserting a new clause (f) immediately after clause
(e) thereof to read in its entirety as follows:

                  "(f) Liens on the Collateral securing obligations under the Second Lien Credit Agreement and the other Loan Documents (as defined therein); provided, however, that such Liens are subordinated to the Liens created pursuant to the Loan Documents in accordance with the terms of the Intercreditor Agreement."

                  (iii) Section 7. 9 (Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledge) of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (j) and inserting a new clause (k) immediately after the end of clause (j) to read in its entirety as follows:

                  " and (k) the Second Lien Credit Agreement and the Loan Documents (as defined therein),"

            (d) AMENDMENT TO EXHIBITS.

                  (i) The list of Exhibits to the Credit Agreement is hereby amended by adding a new Exhibit J (Form of Intercreditor Agreement) immediately after Exhibit I which shall be in the form of Annex I attached hereto.

            SECTION 2. SUPPLEMENTS TO CREDIT AGREEMENT SCHEDULES. The Borrower has attached hereto Schedules 2.3, 4.2, 4.3, 4.6, 4.16(a), 4.16(b), 7.1 and 7.2
to the Credit Agreement, which Schedules have been amended and restated in their entirety, and the undersigned hereby certifies, as of the date first above written, that such Schedules are complete in all material respects.

            SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment (including each provision hereof) shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have first been satisfied:

            (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Requisite Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

            (b) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto;

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            (c) the Administrative Agent, the Second Lien Agent, the Collateral
Agent, the Borrower and each Subsidiary Guarantor shall have executed the intercreditor agreement, substantially in the form of Annex I attached hereto;

            (d) the Closing Date shall have occurred under the Second Lien Credit Agreement;

            (e) the Administrative Agent shall have received a Guaranty Supplement duly executed by Unitive, Inc and Unitive Electronics, Inc.;

            (f) the Administrative Agent shall have received counterparts of Amendment No. 1 to the Pledge and Security Agreement (the "Pledge and Security Amendment") executed by each Grantor party thereto and consented to by the Requisite Lenders, in form and substance reasonably satisfactory to the Administrative Agent, together with such documents duly executed by each Loan Party as the Administrative Agent may request with respect to the perfection of its security interests in the Collateral (including financing statements under the UCC, patent, trademark and copyright security agreements suitable for filing with the Patent and Trademark Office or the Copyright Office, as the case may be, and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created under the Pledge and Security Amendment on the Collateral of Unitive, Inc. and Unitive Electronics, Inc.);

            (g) the Borrower shall deliver or shall cause to be delivered to the Administrative Agent all Pledged Stock, Pledged Debt Instruments and all other Stock, Stock Equivalents and other debt Securities being pledged with respect to Unitive, Inc., Unitive Electronics, Inc. and Unitive International, Ltd., together with (i) in the case of certificated Pledged Stock and other certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of Pledged Debt Instruments and other certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

            (h) the Administrative Agent shall have received a Korean law securities pledge agreement with respect to the AT Korea Bonds duly executed by the Borrower together with (i) each guarantee thereof by certain Subsidiaries of the Borrower and (ii) a favorable legal opinion of counsel to the Loan Parties in Korea addressed to the Administrative Agent and addressing such other matters as any Lender through the Administrative Agent may reasonably request;

            (i) the Administrative Agent shall have received a supplement to the Cayman Share Mortgage duly executed by the parties thereto in form and substance reasonably satisfactory to the Administrative Agent; and

            (j) the Administrative Agent shall have received a favorable opinion of counsel to the Borrower and each Guarantor.

Furthermore this Amendment is subject to the provisions of Section 10.1 of the Credit Agreement.

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            SECTION 4. CONSTRUCTION WITH THE LOAN DOCUMENTS.

            (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified as necessary to reflect the changes made in this Amendment as of the Amendment Effective Date.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d) This Amendment is a Loan Document.

            SECTION 5. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

            SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

            SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        AMKOR TECHNOLOGY, INC.,

                                        By /s/ KENNETH T. JOYCE
                                           ____________________________________
                                           Name:  Kenneth T. Joyce
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent and Lender

                                        By /s/ ASGHAR ALI
                                           ____________________________________
                                           Name:  Asghar Ali
                                           Title: Vice President

                                        CITIBANK, N.A.,
                                        as Issuer

                                        By /s/ ASGHAR ALI
                                           ____________________________________
                                           Name:  Asghar Ali
                                           Title: Vice President

                                        JPMORGAN CHASE BANK,
                                        as Lender

                                        By /s/ WILLIAM P. RINDFUSS
                                           ____________________________________
                                           Name:  William P. Rindfuss
                                           Title: Vice President

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        as Lender

                                        By /s/ ANTHONY J. LAFAIRE
                                           ____________________________________
                                           Name:  Anthony J. Lafaire
                                           Title: Director

  [SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMKOR TECHNOLOGY INC. CREDIT AGREEMENT]

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                         CONSENT OF SUBSIDIARY GUARANTOR

                                           Dated as of October 27, 2004

            Each of the undersigned corporations, as a Guarantor under the Guaranty dated June 29, 2004 (the "Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                           GUARDIAN ASSETS, INC.

                                           By /s/ KENNETH T. JOYCE
                                              __________________________________
                                              Name:  Kenneth T. Joyce
                                              Title: Chief Financial Officer

                                           UNITIVE, INC.

                                           By /s/ ARTHUR BERGENS
                                              __________________________________
                                              Name:  Arthur Bergens
                                              Title: Chief Financial Officer

                                           UNITIVE ELECTRONICS, INC.

                                           By /s/ ARTHUR BERGENS
                                              __________________________________
                                              Name:  Arthur Bergens
                                              Title: Chief Financial Officer